EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------            Reporting Period:  5/01/01 to 5/31/01
       Debtor

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in this case

                                                                                                    Document       Explanation
REQUIRED DOCUMENTS                                                             Form No.             Attached         Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                     X
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CONT)              X               X
     Copies of bank statements                                                                          X
     Cash disbursement journals                                                                         X               X
Statement of Operations                                                       MOR-2                     X
Balance Sheet                                                                 MOR-3                     X
Status of Postpetition Taxes                                                  MOR-4                     X
     Copies of IRS Form 6123 or payment receipt                                                         X
     Copies of tax returns filed during reporting period                                                X
Summary of Unpaid Postpetition Debts                                          MOR-4                     X
     Listing of aged accounts payable                                                                   X
Accounts Receivable Reconciliation and Aging                                  MOR-5                     X
Debtor Questionnaire                                                          MOR-5                     X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------            -------------------------------
Signature of Debtor                               Date



-------------------------------------            -------------------------------
Signature of Joint Debtor                         Date


/s/ Anthony R. Drury                               June 19, 2001
-------------------------------------            -------------------------------
Signature of Authorized Individual*               Date


Anthony R. Drury                                  C.F.O.
-------------------------------------            -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------                Reporting Period: 5/01/01-5/31/01
       Debtor

               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

     Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]


                                                                                                                CUMULATIVE FILING
                                                 BANK ACCOUNTS                        CURRENT MONTH                  TO DATE
                                 OPER        PAYROLL   Canada P/R    Lockbox       ACTUAL      PROJECTED     ACTUAL       PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------

Cash Beginning of Month         265,042      66,678       3,461       50,437      385,618      277,400       977,761      977,761
RECEIPTS
Cash Sales
Accounts Receivable           2,549,000   2,549,000   2,425,000   14,725,089   10,257,000
Loans and Advances            1,490,000   1,490,000   1,940,000   10,135,000   11,482,000
Sale of Assets                     --         6,800        --
Other (Attach List)                 127      12,779      12,906         --        167,689         --
Transfers (From DIP Accts)      500,000      13,544     513,544         --      2,414,322         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                1,465,000     500,000       6,705    2,308,323    4,280,028    3,102,000    22,883,450    17,374,000
-----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Net Payroll                      41,134     454,124      11,742                   507,000      508,000     3,496,942     3,500,000
Payroll Taxes                    52,033      40,747       1,220                    94,000      153,000       793,142       804,000
Sales, Use & Other Taxes         20,000                                            20,000       30,000       106,000       134,000
Inventory Purchases             313,000                                           313,000      405,000     3,203,000     4,235,000
Secured Rental/Leases            93,000                                            93,000       96,000       391,000       411,000
Insurance                        46,000                                            46,000      133,000       219,000       544,000
Administrative                   79,250       1,581         169                    81,000      193,000       332,885       862,000
Selling                          77,000      77,000     102,000                   512,000      606,000
Other (Attach List)             196,000                            2,607,000    2,803,000    2,745,000    16,490,846    13,309,000

Owner Draw*
Transfers (To DIP Accts)        513,544                                           513,544          --      2,414,322         --

Professional Fees                                                                    --            --         50,000       50,000
U.S. Trustee Quarterly Fees                                                          --            --         14,000       14,000
Court Costs
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS           1,430,961     496,452      13,131    2,607,000    4,547,544    4,365,000    28,023,137     24,469,000
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                    59,166       3,548         413      (45,221)      17,906         --        (574,237)    (2,730,000)
-----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH             324,208      70,226       3,874        5,216      403,524      277,400       403,524     (1,752,239)
-----------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

                 THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements                                                                            4,547,544
Less: Transfers to Debtor in Possession Accounts                                                (513,544)
Plus: Estate Disbursements made by outside sources (I.e. from escrow account)                         --
                                                                                              ----------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                4,034,000
                                                                                              ==========

                                                                      FORM MOR-1
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                                 Reporting Period: 5/01/01-5/31/01
Continuation Sheet

                                                         Current Month                          Cummulative
                                                    Actual           Projected             Actual          Projected
Explanation of Other Income
---------------------------

Adj of Prior Month Pre Pet. Voids                        0                   0              37,500                   0
Rental of Parking Lot                                    0                   0               4,000                   0
Misc COBRA pmts/refunds                             12,906                   0              34,189                   0
Insurance Claim                                          0                   0              92,000                   0
                                                 ---------           ---------          ----------          ----------
   Total                                            12,906                   0             167,689                   0
                                                 =========           =========          ==========          ==========


Explanation of Other Disbursements

Congress Repayments                              2,607,000           2,425,000          15,240,846          11,075,000
First Union Loan Repayments                        155,000             155,000             310,000             465,000
Interest Expense                                     5,000               7,000              18,000              21,000
Commissions                                         33,000             150,000             467,000           1,057,000
Engineering                                          3,000               8,000               5,000              91,000
QEL Requirements                                         0                   0             450,000             600,000
                                                 ---------           ---------          ----------          ----------
   Total                                         2,803,000           2,745,000          16,490,846          13,309,000
                                                 =========           =========          ==========          ==========





                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 5/01/01-5/31/01
          Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


REVENUES                                                   Month        Cumulative Filing to Date
--------                                                   -----        -------------------------

Gross Revenues                                            $ 1,344,672          $ 14,274,178
Less: Returns and Allowances                                     --                    --
Net Revenue                                                 1,344,672            14,274,178
                                                           ----------            ----------

COST OF GOODS SOLD
Beginning Inventory                                        10,314,636            15,046,970
Add: Purchases                                                301,303             3,506,293
Add: Cost of Labor                                             60,256               348,414
Add: Other Costs (attach schedule)                           (201,715)            1,360,947
Less: Ending Inventory                                      9,912,846             9,912,846
Cost of Goods Sold                                            561,634            10,349,778
Gross Profit                                                  783,038             3,924,400
                                                           ----------            ----------

Advertising                                                     2,421                50,071
Auto and Truck Expense                                           --                    --
Bad Debts                                                        --                  52,000
Contributions                                                    --                    --
Employee Benefit Programs                                      40,651               130,602
Insider Compensation*                                            --                    --
Insurance                                                      51,359               193,076
Management Fees/Bonuses                                          --
Office Expense                                                  7,639                86,693
Pension & Profit-Sharing Plans                                   --
Repairs and Maintenance                                         9,853                51,923
Rent and Lease Expense                                         71,603               332,631
Salaries/Commissions/Fees                                     486,955             2,813,230
Supplies                                                        4,093                (5,595)
Taxes - Payroll                                                35,579               304,411
Taxes - Real Estate                                             2,266                11,071
Taxes - Other                                                   4,922               (10,700)
Travel and Entertainment                                       15,982               329,583
Utilities                                                      22,517               134,453
Other (attach schedule)                                        86,128               574,378
Total Operating Expenses Before Depreciation                  841,968             5,047,827
Depreciation/Depletion/Amortization                            18,606               179,888
Net Profit (Loss) Before Other Income & Expenses              (77,536)           (1,303,315)
                                                           ----------            ----------

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                   --
Interest Expense                                               14,931               450,814
Other Expense (attach schedule)                                  --                    --
Net Profit (Loss) Before Reorganization Items                 (92,467)           (1,754,129)
                                                           ----------            ----------

REORGANIZATION ITEMS                                             --
Professional Fees                                                --                  50,000
U.S. Trustee Quarterly Fees                                      --                  14,000
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)                                       --                    --
(Gain)/Loss from Sale of Equipment                               --                     836
Other Reorganization Expenses (attach schedule)                  --                    --
Total Reorganization Expenses                                    --                  64,836
Income Taxes                                                 (175,754)
Net Profit (Loss)                                             (92,467)           (1,643,211)
                                                           ==========            ==========


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 5/01/01-5/31/01
          Debtor

                  STATEMENT OF OPERATIONS - continuation sheet

                                                       Cumulative
BREAKDOWN OF OTHER CATEGORY             Month        Filing to Date
-------------------------------------------------------------------

Overhead Absorption                    218,110        1,255,078
Service Labor Costs                     86,480          366,753
Warranty Costs                          30,487          472,414
Non-Inventory Reserve Expenses        (536,792)        (733,298)
                                      --------        ---------
  Total                               (201,715)       1,360,947
                                      ========        =========

Other Operational Expenses
Freight                                  8,366           66,859
Bank Charges & LOC Fees                  5,158          126,596
Professional Fees                       72,604          125,084
Patent Royalties                          --            255,839
                                      --------        ---------
  Total                                 86,128          574,378
                                      ========        =========

Other Income

Other Expenses



Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 5/01/01-5/31/01
          Debtor


                                  BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                   BOOK VALUE
                                                                    AT END OF          BOOK VALUE
                                                                     CURRENT               ON
                                                                    REPORTING           PETITION
                ASSETS                                                MONTH               DATE
---------------------------------------------------------------------------------------------------

Unrestricted Cash and Equivalents                                      332,877           161,799
Restricted Cash and Cash Equivalents (see continuation sheet)           89,505           815,962
Accounts Receivable (Net)                                            1,486,316         3,130,385
Notes Receivable                                                          --                --
Inventories                                                          9,912,846        15,046,970
Prepaid Expenses                                                       196,597           433,952
Professional Retainers                                                    --                --
Other Current Assets (attach schedule)                                 519,885          (325,421)
                                                                    ----------        ----------
TOTAL CURRENT ASSETS                                                12,538,026        19,263,647
                                                                    ==========        ==========

PROPERTY AND EQUIPMENT
Real Property and Improvements                                         177,958           276,575
Machinery and Equipment                                              1,716,773         2,124,028
Furniture, Fixtures and Office Equipment                             2,154,232         3,210,503
Leasehold Improvements                                                 330,078           330,078
Vehicles                                                                19,142            30,594
Less Accumulated Depreciation                                        3,170,174         4,324,223
                                                                    ----------        ----------
TOTAL PROPERTY & EQUIPMENT                                           1,228,009         1,647,555
                                                                    ==========        ==========
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                         694,436         1,054,423

TOTAL OTHER ASSETS                                                     694,436         1,054,423
                                                                    ----------        ----------
TOTAL ASSETS                                                        14,460,471        21,965,625
                                                                    ==========        ==========



                                                                    BOOK VALUE
                                                                     AT END OF          BOOK VALUE
                                                                      CURRENT               ON
                                                                     REPORTING           PETITION
        LIABILITIES AND OWNER EQUITY                                   MONTH               DATE
----------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                       105,330         8,246,757
Taxes Payable (refer to FORM MOR-4)                                    361,035           370,167
Wages Payable                                                          303,013           671,333
Notes Payable                                                             --                --
Rent/Leases - Building/Equipment                                       112,601           220,133
Secured Debt / Adequate Protection Payments                          1,311,886         6,317,257
Professional Fees                                                         --                --
Amounts Due to Insiders*                                                  --                --
Other Postpetition Liabilities (attach schedule)                     2,312,054         3,861,109
                                                                    ----------        ----------
TOTAL POSTPETITION LIABILITIES                                       4,505,919        19,686,756
                                                                    ==========        ==========

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                          182,489              --
Unsecured Debt                                                       9,136,405              --
                                                                    ----------        ----------
TOTAL PRE-PETITION LIABILITIES                                       9,318,894              --
                                                                    ----------        ----------
TOTAL LIABILITIES                                                   13,824,813        19,686,756
                                                                    ==========        ==========

OWNER EQUITY
Capital Stock                                                          135,531           135,531
Additional Paid-In Capital                                          24,733,708        24,733,708
Partners' Capital Account                                                 --                --
Owner's Equity Account                                                    --                --
Retained Earnings - Pre-Petition                                   (22,590,370)      (22,590,370)
Retained Earnings - Postpetition                                    (1,643,211)             --
Adjustments to Owner Equity (attach schedule)                             --                --
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)                                               --                --
                                                                    ----------        ----------
NET OWNER EQUITY                                                       635,658         2,278,869
                                                                    ----------        ----------
TOTAL LIABILITIES AND OWNERS EQUITY                                 14,460,471        21,965,625
                                                                    ==========        ==========



*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems                                           Case No. 00-35667
        ------------                           Reporting Period: 5/01/01-5/31/01
          Debtor

                       BALANCE SHEET - continuation sheet

                                                          BOOK VALUE
                                                           AT END OF          BOOK VALUE
                                                            CURRENT               ON
                                                           REPORTING           PETITION
                ASSETS                                       MONTH               DATE
------------------------------------------------------------------------------------------

Accts Rec - Misc                                             198,110               537
Temp. Empl Advances                                            2,850            43,891
Permanent Advances                                             1,100               921
Deposits                                                     144,899            40,437
Interco - Current                                            172,926          (411,207)

Other Assets
Acquisition Costs - QEL                                        6,755             8,598
Patent Costs                                                   1,602             1,977
Invest - BIMARK/QFSC                                       4,026,831         4,026,831
Invest - QEL                                               2,500,000         2,500,000
Interco - Long Term                                      (10,503,031)      (10,145,262)
Invest - SMTECH                                            4,662,279         4,662,279



                                                           BOOK VALUE
                                                            AT END OF          BOOK VALUE
                                                             CURRENT               ON
                                                            REPORTING           PETITION
      LIABILITIES AND OWNER EQUITY                            MONTH               DATE
-------------------------------------------------------------------------------------------

Other Postpetition Liabilities
Deferred Revenue                                           1,055,037         1,151,531
Customer Deposits                                            211,743           416,644
Accrued Expenses                                             677,975         1,872,647
Commission Payable                                           367,299           420,287




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 5/01/01-5/31/01
          Debtor
                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                Amount
                                                  Beginning   Withheld or    Amount                    Check No.      Ending Tax
                                               Tax Liability    Accrued       Paid        Date Paid     or EFT        Liability
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                             -         74,145       74,145                   ADP EFT                  -
FICA-Employee                                           -         38,717       38,717                   ADP EFT                  -
FICA-Employer                                           -         38,717       38,717                   ADP EFT                  -
Unemployment                                            -            137          137                   ADP EFT                  -
Income                                                  -              -            -                                            -
Other:  Tax Accounting Accrual
  Only from prior years                           352,702              -            -           -            -             352,702
                                                ---------        -------      -------       ------      -------          ---------
Total Federal Taxes                               352,702        151,716      151,716           -            -             352,702
                                                ---------        -------      -------       ------      -------          ---------

State and Local
Withholding                                             -         20,559       20,559                   ADP EFT                  -
Sales                                              11,690          7,201       10,555                   CA EFT               8,336
Excise                                                  -                                                                        -
Unemployment                                            -          1,669        1,669                   ADP EFT                  -
Real Property                                           -                                                                        -
Other: Canadian P/R Taxes                               -          3,393        3,393                   ADP EFT                  -
                                                ---------        -------      -------       ------      -------          ---------
Total State and Local                              11,690         32,822       36,176                   ADP EFT              8,336
                                                ---------        -------      -------       ------      -------          ---------
Total Taxes                                       364,392        184,538      187,892                                      361,038
                                                ---------        -------      -------       ------      -------          ---------

               SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90        Total
                                                 -------          ----         -----        -----      -------        -----

Accounts Payable                                   62,457       16,999        16,782       9,092                         105,330
Wages Payable                                     303,013                                                                303,013
Taxes Payable                                       8,336                                             352,702              8,336
Rent/Leases-Building                                    -                                                                      -
Rent/Leases-Equipment                             112,601                                                                112,601
Secured Debt/Adequate Protection Payments       1,331,886                                                              1,331,886
Professional Fees                                       -                                                                      -
Amounts due to Insiders*                                -                                                                      -
Other:                                                                                                                         -
Other:                                                                                                                         -
                                                ---------       ------       ------       ------      -------          ---------
Total Postpetition Debts                        1,798,293       16,999       16,782        9,092      352,702          2,193,868
                                                =========       ======       ======       ======      =======          =========

Explain how and when the Debtor intends to pay any past due postpetition debts.

Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.

Note: Sales Taxes Paid are monthly estimates only no return was filed

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 5/01/01-5/31/01
          Debtor

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                          Amount
----------------------------------                                          ------

Total Accounts Receivable at the beginning of the reporting period       2,945,681
+ Amounts billed during the period                                       1,145,657
- Amounts collected during the period                                    2,605,022
Total Accounts Receivable at the end of the reporting period             1,486,316


Accounts Receivable Aging
-------------------------

0 - 30 days old                                                            899,874
31 - 60 days old                                                           501,491
61 - 90 days old                                                           189,890
91+ days old                                                               115,061
Total Accounts Receivable                                                1,706,316
Amount considered uncollectible (Bad Debt)                                (220,000)
Accounts Receivable (Net)                                                1,486,316


Note: the Accounts Receivable collections include the application of customer deposits received in prior periods

                                                                      FORM MOR-5
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 5/01/01-5/31/01
          Debtor
                                        DEBTOR QUESTIONNAIRE

Must be completed each month                                                                    Yes            No

1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                           X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                               X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                        X


--------------------------------------------------------------------------------

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                                                                      FORM MOR-5
                                                                          (9/99)